EXHIBIT 99.2

S&W Seed Company
Unaudited Pro Forma Combined Financial Statements

On April 1, 2013, S&W Seed Company ("the Company or S&W"), together with its wholly owned subsidiary, S&W Seed Australia Pty Ltd, an Australia corporation, acquired all of the issued and outstanding ordinary shares (the "SGI Acquisition") of Seed Genetics International Pty Ltd, an Australia corporation ("SGI"), from SGI's shareholders.

On October 1, 2012, S&W purchased substantially all of the assets of Imperial Valley Seeds, Inc., a California corporation ("IVS"), excluding cash on hand, all accounts and other receivables of IVS, and all inventory of the IVS alfalfa seed business (the "IVS Acquisition"). The Company did not assume any IVS liabilities.

The following unaudited pro forma combined financial information gives effect to both the SGI Acquisition and the IVS Acquisition and is provided for informational purposes only. The unaudited pro forma combined financial information was based on and should be read in conjunction with the (i) historical consolidated financial statements of S&W included in its Annual Report on Form 10-K for the year ended June 30, 2012; (ii) the historical consolidated financial statements of S&W for the nine months ended March 31, 2013 included in its Form 10-Q; (iii) the audited financial statements of SGI as of and for the years ended June 30, 2012 and 2011, respectively, which are included in Exhibit 99.2 to this Current Report Form 8-K/A; (iv) the unaudited interim financial statements of SGI for the nine months ended March 31, 2013 which are also included in Exhibit 99.2 to this Current Report Form 8-K/A; (v) the audited financial statements of Imperial Valley Seeds as of and for the years ended December 31, 2011 and 2010, respectively, which were included in Exhibit 99.2 to the Company's Amended Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the "SEC") on November 27, 2012; and (vi) the unaudited interim financial statements of IVS for the nine months ended September 30, 2012, which were also included in Exhibit 99.2 to the Company's Amended Current Report on Form 8-K/A filed with the SEC on November 27, 2012.

The unaudited pro forma combined consolidated balance sheet as of March 31, 2013, and the unaudited pro forma combined statements of operations for the year ended June 30, 2012 and nine months ended March 31, 2013, are presented herein. The unaudited pro forma combined balance sheet gives effect to the SGI Acquisition as if it had been completed on March 31, 2013, and combines the unaudited consolidated balance sheet of S&W and the unaudited balance sheet of SGI. The IVS acquisition is already reflected in the historical S&W balance sheet and accordingly no pro forma adjustments for the IVS acquisition are necessary for the pro forma combined balance sheet at March 31, 2013.The unaudited pro forma combined statements of operations for the year ended June 30, 2012 and nine months ended March 31, 2013 give effect to the SGI Acquisition and IVS Acquisitions as if they had occurred on July 1, 2011.

S&W and SGI's fiscal year ended June 30, 2012 and IVS's historical fiscal year was December 31, 2011. The unaudited pro forma combined balance sheet was prepared using the historical balance sheets of S&W and SGI as of March 31, 2013. The unaudited pro forma combined statements of operations for the year ended June 30, 2012 were prepared using the historical statements of operations of S&W and SGI for the year ended June 30, 2012, and the historical statements of operations of IVS for the twelve months ended June 30, 2012. IVS audited results were adjusted to exclude the six months ended June 30, 2011 and to include the six months ended June 30, 2012 to recast twelve months of operations ending June 30, 2012. The unaudited pro forma combined statements of operations for the nine months ended March 31, 2013 were prepared using the historical statements of operations of S&W and SGI for the nine months ended March 31, 2013, and the historical statements of operations of IVS for the three months ended September 30, 2012 (to give effect for nine months of IVS operations since the IVS acquisition occurred on October 1, 2012).

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the acquisitions, are factually supportable and are expected to have a continuing impact on the combined results. The unaudited pro forma combined financial information should be read in conjunction with the accompanying notes to the unaudited combined financial statements, and is not necessarily indicative of the combined results of operations or financial condition had the acquisitions been completed as of the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future results of operations or financial position of the combined company. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and liabilities assumed and information available as of the date of this Current Report on Form 8-K/A. Actual results may differ from the amounts reflected in the unaudited pro forma combined financial statements, and the differences may be material.

S&W SEED COMPANY
Unaudited Pro Forma Combined Balance Sheet
As of March 31, 2013

	Historical		Pro Forma		Pro Forma
	S&W Seed Company	Seed Genetics International	Adjustments	Notes	Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$14,075,372	$21,100	$(5,000,000)	a	$9,096,472
Accounts receivable, net	8,843,523	5,299,658	-		14,143,181
Inventories	3,532,389	21,052,182	-		24,584,571
Prepaid expenses and other current assets	129,004	76,903	-		205,907
Deferred tax asset	600,347	-	-		600,347
TOTAL CURRENT ASSETS	27,180,635	26,449,843	(5,000,000)		48,630,478

Property, plant and equipment, net of accumulated depreciation	9,679,275	286,431	-		9,965,706
Goodwill	1,402,000	-	3,916,000	c	5,318,000
Other intangibles, net	5,231,661	-	11,733,000	c	16,964,661
Crop production costs	2,642,880	-	-		2,642,880
Deferred tax asset - long term	1,029,331	25,566	251,429	b	1,306,326
TOTAL ASSETS	$47,165,782	$26,761,840	$10,900,429		$84,828,051

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,701,490	$18,069,922	$-		$19,771,412
Accounts payable - related party	2,246,913	-	-		2,246,913
Accrued expenses and other current liabilities	361,758	137,773	-		499,531
Working capital facilities	-	8,277,440	-		8,277,440
Current portion of long-term debt	263,671	-	-		263,671
TOTAL CURRENT LIABILITIES	4,573,832	26,485,135	-		31,058,967

Non-compete payment obligation, less current portion	200,000	-	-		200,000
Long-term provisions	-	27,468	-		27,468
Long-term debt, less current portion	2,840,354	115,038	2,325,437	d	5,280,829

TOTAL LIABILITIES	7,614,186	26,627,641	2,325,437		36,567,264

STOCKHOLDERS' EQUITY
Common stock	10,060	2,091	(1,226)	e, f	10,925
Additional paid-in capital	40,851,962	-	8,708,326	e	49,560,288
Retained earnings (deficit)	(1,310,426)	132,108	(132,108)	f	(1,310,426)
TOTAL STOCKHOLDERS' EQUITY	39,551,596	134,199	8,574,992		48,260,787
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$47,165,782	$26,761,840	$10,900,429		$84,828,051

See accompanying notes to Unaudited Pro Forma Combined Financial Statements

S&W SEED COMPANY
Unaudited Pro Forma Combined Statement of Operations
For the Nine Months Ended March 31, 2013

	Historical			Pro Forma		Pro Forma
	S&W Seed Company	Imperial Valley Seeds	Seed Genetics International	Adjustments	Notes	Combined
Revenue
Seed and crop revenue	$24,115,384	$4,513,631	$12,763,317	$-		$41,392,332
Milling and other revenue	498,969	-	88,717	-		587,686
Total revenue	24,614,353	4,513,631	12,852,034	-		41,980,018

Cost of revenue
Cost of seed and crop revenue	23,261,553	4,005,379	10,483,122	-		37,750,054
Cost of milling and other revenue	158,620	-	-	-		158,620
Total cost of revenue	23,420,173	4,005,379	10,483,122	-		37,908,674

Gross profit	1,194,180	508,252	2,368,912	-		4,071,344

Operating expenses
Selling, general and administrative expenses	3,096,003	103,242	1,727,776	(302,434)	h	4,624,587
Research and development expenses	275,302	-	-	-		275,302
Depreciation and amortization	374,572	-	14,807	559,438	g	948,817

Total operating expenses	3,745,877	103,242	1,742,583	257,004		5,848,706

Income (loss) from operations	(2,551,697)	405,010	626,329	(257,004)		(1,777,362)

Other expense
(Gain) / loss on cash flow hedge	-	-	(57,099)	-		(57,099)
Interest expense, net	30,901	-	169,901	40,620	i	241,422

Net income (loss) before income tax expense (benefit)	(2,582,598)	405,010	513,527	(297,624)		(1,961,685)
Income tax expense (benefit)	(945,589)	6,075	137,523	83,742	j	(718,249)
Net income (loss)	$(1,637,009)	$398,935	$376,004	$(381,366)		$(1,243,436)

Net income (loss) per common share:
Basic	$(0.21)					$(0.14)
Diluted	$(0.21)					$(0.14)

Weighted average number of common shares outstanding:
Basic	7,898,123			964,865	k	8,862,988
Diluted	7,898,123			964,865	k	8,862,988

See accompanying notes to Unaudited Pro Forma Combined Financial Statements

S&W SEED COMPANY
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended June 30, 2012

	Historical			Pro Forma		Pro Forma
	S&W Seed Company	Imperial Valley Seeds	Seed Genetics International	Adjustments	Notes	Combined
Revenue
Seed and crop revenue	$13,261,853	$15,817,579	$18,669,943	$-		$47,749,375
Milling and other revenue	885,764	-	92,607	-		978,371
Total revenue	14,147,617	15,817,579	18,762,550	-		48,727,746

Cost of revenue
Cost of seed and crop revenue	9,912,781	13,738,035	15,058,928	-		38,709,744
Cost of milling and other revenue	327,133	-	-	-		327,133
Total cost of revenue	10,239,914	13,738,035	15,058,928	-		39,036,877

Gross profit	3,907,703	2,079,544	3,703,622	-		9,690,869

Operating expenses
Selling, general and administrative expenses	2,772,711	358,050	1,688,140	14,200	m	4,833,101
Research and development expenses	242,523	-	-	-		242,523
Depreciation and amortization	272,855	-	12,700	963,350	g	1,248,905

Total operating expenses	3,288,089	358,050	1,700,840	977,550		6,324,529

Income from operations	619,614	1,721,494	2,002,782	(977,550)		3,366,340

Other expense
Loss on disposal of fixed assets	24,532	-	-	-		24,532
(Gain) / loss on cash flow hedge	-	-	120,840	-		120,840
Interest expense, net	20,937	-	315,741	62,410	i	399,088

Net income before income tax expense	574,145	1,721,494	1,566,200	(1,039,960)		2,821,879
Income tax expense	199,310	28,216	501,396	250,671	l	979,593
Net income	$374,835	$1,693,278	$1,064,804	$(1,290,631)		$1,842,286

Net income (loss) per common share:
Basic	$0.06					$0.26
Diluted	$0.06					$0.26

Weighted average number of common shares outstanding:
Basic	5,904,110			1,264,865	k	7,168,975
Diluted	5,906,899			1,264,865	k	7,171,764

See accompanying notes to Unaudited Pro Forma Combined Financial Statements

S&W Seed Company
Notes to Unaudited Pro Forma Combined Financial Statements

Note 1 - Basis of Presentation

On April 1, 2013, S&W Seed Company ("the Company or S&W"), together with its wholly owned subsidiary, S&W Seed Australia Pty Ltd, an Australia corporation, acquired all of the issued and outstanding ordinary shares (the "SGI Acquisition") of Seed Genetics International Pty Ltd, an Australia corporation ("SGI"), from SGI's shareholders.

On October 1, 2012, S&W purchased substantially all of the assets of Imperial Valley Seeds, Inc., a California corporation ("IVS"), excluding cash on hand, all accounts and other receivables of IVS, and all inventory of the IVS alfalfa seed business (the "IVS Acquisition"). The Company did not assume any IVS liabilities.

The unaudited pro forma combined consolidated balance sheet as of March 31, 2013, and the unaudited pro forma combined statements of operations for the year ended June 30, 2012 and nine months ended March 31, 2013, are presented herein. The unaudited pro forma combined balance sheet gives effect to the SGI Acquisition as if it had been completed on March 31, 2013, and combines the unaudited consolidated balance sheet of S&W and the unaudited balance sheet of SGI. The IVS Acquisition is already reflected in the historical S&W balance sheet and accordingly no pro forma adjustments for the IVS Acquisition are necessary for the pro forma combined balance sheet at March 31, 2013.The unaudited pro forma combined statements of operations for the year ended June 30, 2012 and nine months ended March 31, 2013 give effect to the SGI Acquisition and IVS Acquisitions as if they had occurred on July 1, 2011.

S&W and SGI's fiscal year ended June 30, 2012 and IVS's historical fiscal year was December 31, 2011. The unaudited pro forma combined balance sheet was prepared using the historical balance sheets of S&W and SGI as of March 31, 2013. The unaudited pro forma combined statements of operations for the year ended June 30, 2012 were prepared using the historical statements of operations of S&W and SGI for the year ended June 30, 2012, and the historical statements of operations of IVS for the twelve months ended June 30, 2012. IVS audited results were adjusted to exclude the six months ended June 30, 2011 and to include the six months ended June 30, 2012 to recast twelve months of operations ending June 30, 2012. The unaudited pro forma combined statements of operations for the nine months ended March 31, 2013 were prepared using the historical statements of operations of S&W and SGI for the nine months ended March 31, 2013, and the historical statements of operations of IVS for the three months ended September 30, 2012 (to give effect for nine months of IVS operations since the IVS acquisition occurred on October 1, 2012).

The unaudited pro forma combined financial information should be read in conjunction with the accompanying notes to the unaudited combined financial statements, and is not necessarily indicative of the combined results of operations or financial condition had the acquisitions been completed as of the dates indicated. In addition, the unaudited pro forma combined financial information does not reflect any cost savings or integration costs. The unaudited pro forma combined financial information does not purport to project the future results of operations or financial position of the combined company. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and liabilities assumed and information available as of the date of this Current Report on Form 8-K/A. Certain valuations are currently in process. Actual results may differ from the amounts reflected in the unaudited pro forma combined financial statements, and the differences may be material.

Note 2 - Transactions and Purchase Consideration

SGI Transaction

The SGI Acquisition was consummated pursuant to the terms of a share acquisition agreement (the "Agreement"). Under the Agreement, the Company paid the following consideration: cash in the amount of US$5.0 million; 864,865 shares of the Company's unregistered common stock (with a market value of US$8,709,191 based upon the closing price of the Company's common stock as reported on the Nasdaq Capital Market on April 1, 2013); and US$2,482,317 in the form of a three-year, non-interest bearing, unsecured promissory note (the "Note"), for total consideration of US$16,191,508. The original face amount of the Note, US$3,000,000, was reduced to US$2,482,317 according to the terms of the Agreement because SGI's net working capital was below the net working capital target at the closing.

The SGI Acquisition has been accounted for as a business combination and the Company valued all assets and liabilities acquired at their estimated fair values on the date of the SGI Acquisition. Accordingly, the assets and liabilities of the acquired entity were recorded at their estimated fair values at the date of the SGI Acquisition.

The estimated purchase price allocation is based on preliminary estimates of fair value as follows:

Technology/IP	$7,398,000
Customer relationships	359,000
Grower relationships	3,250,000
Trade-name and brands	389,000
Non-compete	337,000
Goodwill	3,916,000
Current assets	26,449,843
Property, plant, and equipment	286,431
Non-current deferred tax asset	276,995
Current liabilities	(26,485,135)
Non-current liabilities	(142,506)
Total acquisition cost allocated	$16,034,628

The purchase price consists of the following:

Cash	$5,000,000
Unsecured five-year promissory note, net of $156,880 debt discount	2,325,437
Common stock	8,709,191
$16,034,628

IVS Transaction

On October 1, 2012, S&W purchased substantially all of the assets of Imperial Valley Seeds, Inc. ("IVS"), excluding cash on hand, all accounts and other receivables of IVS, and all inventory of the IVS alfalfa seed business. The Company did not assume any IVS liabilities.

Pursuant to the acquisition agreement, the Company paid the following consideration: cash in the amount of $3,000,000; a five- year unsecured, subordinated promissory note in the principal amount of $500,000; 400,000 shares of the Company's unregistered common stock valued at $2,432,000; and $250,000 to be paid over a five-year period for a non-competition agreement, for total consideration of $6,182,000. The non-compete portion of the consideration will be paid in five annual installments of $50,000 to Fred Fabre, who joined the Company as Vice President of Sales and Marketing concurrently with the closing of the IVS Acquisition.

The IVS Acquisition has been accounted for under the acquisition method of accounting, and the Company valued all assets and liabilities acquired at their estimated fair values on the date of acquisition. Accordingly, the assets and liabilities of the acquired entity were recorded at their estimated fair values at the date of the IVS Acquisition. The operating results for IVS have been included in the Company's consolidated financial statements since the acquisition date.

The purchase price allocation is based on estimates of fair value as follows:

Technology/IP	$1,044,000
Customer relationships	756,333
Supply agreement	1,512,667
Trade-name and brands	1,118,000
Non-compete	349,000
Goodwill	1,402,000
Total acquisition cost allocated	$6,182,000

The purchase price consists of the following:

Cash	$3,000,000
Unsecured five-year promissory note	500,000
Non-compete payment obligation	250,000
Common stock	2,432,000
$6,182,000

Note 3 - Pro Forma Adjustments
(a)	Represents the cash paid at closing of the SGI Acquisition.

(b)	Represents the increase in deferred tax assets as a result of the SGI Acquisition.

(c)	To reflect the estimated fair value of identifiable intangible assets and goodwill acquired in the SGI Acquisition.

(d)

To reflect the $2,482,317 unsecured promissory note issued to the sellers of SGI. The promissory note is non- interest bearing so the book value was adjusted to the present value and a corresponding debt discount was recorded for $156,880. The net book value of the promissory note is $2,325,437 and is classified as long-term on the combined balance sheet.

(e)	To reflect the common stock issued as consideration in the acquisition of SGI.

(f)	To reflect the adjustment to eliminate the historical equity accounts of SGI.

(g)

Represents the amortization expense related to the fair value of identifiable amortizable intangible assets acquired in the SGI and IVS transaction, as if the acquisitions of SGI and IVS had been completed on July 1, 2011. Pro forma adjustments to amortization expense for the year ended June 30, 2012 include $637,200 for SGI and $326,150 for IVS. Pro forma adjustments to amortization expense for the nine months ended March 31, 2013 include $477,900 for SGI and $81,538 for IVS.

(h)	To eliminate $305,984 of transaction expenses as such costs are non-recurring, partially offset by an increase in wages and benefits of $3,550.

(i)

The consideration paid in the SGI Acquisition included a $2,482,317 unsecured promissory note. The promissory note is non-interest bearing so the book value was adjusted to the present value and a corresponding debt discount was recorded for $156,880. Interest expense represents the amortization of the debt discount and assumes the promissory note was issued on July 1, 2011. Pro forma adjustments to interest expense for the SGI Acquisition include $51,160 for the year ended June 30, 2012 and $38,370 for the nine months ended March 31, 2013.

The consideration paid in the IVS Acquisition included a $500,000 unsecured promissory note. Interest expense is calculated based on 1-month LIBOR plus 2% and assumes the promissory note was issued on July 1, 2011. Pro forma adjustments to interest expense for the IVS Acquisition include $11,250 for the year ended June 30, 2012 and $2,250 for the nine months ended March 31, 2013.

(j)	To reflect the adjustment to income tax expense for the nine months ended March 31, 2013 assuming a combined Company's effective tax rate of 36.6%.

(k)	To reflect the issuance of 864,865 shares of common stock on the date of the SGI Acquisition and 400,000 shares of common stock on the date of the IVS Acquisition.

(l)	To reflect the adjustment to income tax expense for the year ended June 30, 2012 assuming a combined Company's effective tax rate of 34.7%.

(m)	To reflect an increase in wages and benefits by $14,200.